UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                           Current Report

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006
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                          A.P. Pharma, Inc.
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(Exact name of registrant as specified in its charter)

                            000-16109
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                     (Commission File Number)

   Delaware                                            94-2875566
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(State or other jurisdiction                     (I.R.S. Employer
    of incorporation)                         Identification No.)

                        123 Saginaw Drive
                      Redwood City, CA 94063
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     (Address of principal executive offices, with zip code)

                         (650) 366-2626
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       (Registrant's telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01  Changes in Registrant's Certifying Accountant.

	(a)	As previously disclosed by A.P. Pharma, Inc. (the
"Company") on a Current Report on Form 8-K filed on February 1, 2006, as amended on February 6, 2006, the Company received notice from Ernst & Young LLP ("E&Y") that E&Y was resigning as the Company's independent registered public accounting firm effective upon the filing by the Company of its Form 10-K annual report for the year ended December 31, 2005.

	On March 31, 2006 upon the filing by the Company of its Form 10-K annual report for the year ended December 31, 2005, E&Y's resignation became effective. E&Y audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

	In connection with the audits of the Company's financial statements for each of the two years ended December 31, 2005 and 2004 and for the interim period subsequent to December 31, 2005 through March 31, 2006, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

       There were no "reportable events" as that term is described in paragraph (a)(1)(v) of Item 304 under Regulation S-K.

	The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated March 31, 2006 is filed as Exhibit 16 to this Form 8-K.

	(b)	On March 31, 2006, the Audit Committee of the Company's
Board of Directors engaged Odenberg Ullakko Muranishi & Co. LLP
("OUM") as the Company's independent registered public accounting firm for the year ending December 31, 2006.

	During the years ended December 31, 2005 and 2004 and through March 31, 2006, the effective date of the engagement of OUM as the Company's independent registered public accounting firm, neither the Company nor anyone on its behalf has consulted OUM with respect either (i) to the application of accounting principles to a specified transaction either completed or proposed; or (ii) to the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that OUM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or any matter that was either (i) the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") or (ii) a "reportable event" as defined in
Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.
     16.1 Letter from Ernst & Young LLP




                           SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             A.P. PHARMA, INC.



Date: April 5, 2006          By: /S/ Gordon Sangster
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                                 Gordon Sangster
                                 Chief Financial Officer